SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ X ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

VOICE MOBILITY INTERNATIONAL, INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee if offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

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Voice Mobility International, Inc.
100 - 4190 Lougheed Hwy
Burnaby, British Columbia
CANADA V5C 6A8

Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to the annual meeting of the stockholders (the "Annual Meeting") of Voice Mobility International, Inc. (the "Company") that will be held on June 10, 2004 at 10:00 a.m. (Vancouver time) at the Standard Life Xchange Conference Centre, located on the 2nd floor of 888 Dunsmuir Street, Vancouver, British Columbia, Canada, V6C 2T6. I hope that you will be able to attend in person. Following the formal business of the Annual Meeting, management will be available to respond to your questions.

At the Annual Meeting, stockholders will be asked to consider and vote upon the following matters:

(1) To elect James J. Hutton, Randy G. Buchamer, William E. Krebs, Morgan Sturdy, Donald A. Calder, Robert E. Neal, and Gary Donahee as the directors of the Company for a one-year term expiring on the day of the 2005 Annual Meeting of Stockholders;

(2) To ratify the selection of Ernst & Young LLP., Chartered Accountants, as independent auditors for the year ending December 31, 2004 and to authorize the Board of Directors to fix the remuneration of the auditors;

(3) To approve the issuance by the Company in one or more private placements during any particular six-month period within the 12-month period commencing June 10, 2004 of such number of securities that would result in the Company issuing or making issuable a number of shares of common stock aggregating greater than 25% and up to 100% of the Company's issued and outstanding shares of common stock (on a non-diluted basis) as of the date of the Proxy Statement, subject to regulatory approval; and

(4) To transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

After careful consideration and consultation with its legal and financial advisors, the Board of Directors has approved, and recommends that the stockholders vote "FOR" the directors nominated by the Board, that the stockholders vote "FOR" the appointment of Ernst & Young as independent auditors of the Company, and that the stockholders vote "FOR" the approval of the issuance of securities aggregating greater than 25% of the Company's issued and outstanding shares of common stock in the 12 month period commencing June 10, 2004.

The Board of Directors has fixed the close of business on May 3, 2004 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting. At the Annual Meeting, each holder of record of shares of common stock on the record date will be entitled at the meeting to one (1) vote on each matter properly brought before the Annual Meeting. The holders of the Company's Series A Preferred Shares will be entitled to vote that number of shares equal to the unexercised exchange portion of those 3,340,000 "Exchange B" shares ("Exchangeable Shares") of Voice Mobility Canada Limited. Holders of Exchangeable Shares which are exchanged prior to or on the Record Date would then have become holders of shares of common stock and would be entitled to vote such common stock as set forth herein.

The election of directors requires that each person nominated as a director receive a plurality of the votes cast pursuant to Article II, Section 10 of the Bylaws of the Company.

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Details of the names and qualifications of the nominees for directors, the ratification of the selection of our independent auditors, information regarding the issuance of greater than 25% of the Company's issued and outstanding shares of common stock and other important information are set forth in the accompanying Proxy Statement and should be considered carefully by stockholders.

A copy of the Company's 2003 Annual Report is also enclosed.

I hope that you will attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting and regardless of the number of shares of stock you own, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You may, of course, attend the Annual Meeting and vote in person, even if you have previously returned your proxy card.

Sincerely,

VOICE MOBILITY INTERNATIONAL, INC.

By: /s/ Donald A. Calder
_________________________________
Donald A. Calder, Chairman of the Board
Dated: May 13, 2004

1

Voice Mobility International, Inc.
100 - 4190 Lougheed Hwy
Burnaby, British Columbia
CANADA V5C 6A8

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

JUNE 10, 2004
10:00 A.M. VANCOUVER Time

TO THE STOCKHOLDERS OF VOICE MOBILITY INTERNATIONAL, INC.:

Notice is hereby given that Voice Mobility International, Inc., a Nevada corporation (the "Company") will hold its Annual Meeting of Stockholders on June 10, 2004 at 10:00 a.m. (Vancouver time) at the Standard Life Xchange Conference Centre, located on the 2nd floor of 888 Dunsmuir Street, Vancouver, British Columbia, Canada, V6C 2T6. The Annual Meeting is being held for the following purposes:

(1) To elect James J. Hutton, Randy G. Buchamer, William E. Krebs, Morgan Sturdy, Donald A. Calder, Robert E. Neal, and Gary Donahee as the directors of the Company for a one-year term expiring on the day of the 2005 Annual Meeting of Stockholders;

(2) To ratify the selection of Ernst & Young LLP., Chartered Accountants, as independent auditors for the year ending December 31, 2004 and to authorize the Board of Directors to fix the remuneration of the auditors;

(3) To approve the issuance by the Company in one or more private placements during any particular six-month period within the 12-month period commencing June 10, 2004 of such number of securities that would result in the Company issuing or making issuable a number of shares of common stock aggregating greater than 25% and up to 100% of the Company's issued and outstanding shares of common stock (on a non-diluted basis) as of the date of the Proxy Statement, subject to regulatory approval; and

(4) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on May 3, 2004 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement. Holders of the Company's shares of common stock and the Series A Preferred Shares on the record date are entitled to participate in and vote at the Annual Meeting. At the Annual Meeting, each of the shares of common stock represented at the meeting will be entitled to one vote on each matter properly brought before the Annual Meeting. The holders of the Company's Series A Preferred Shares will be entitled to vote that number of shares equal to the unexercised exchange portion of those 3,340,000 "Exchange B" shares of Voice Mobility Canada Limited. Holders of the Exchange B Shares which are exchanged for shares of the Company's common stock prior to or on the record date would be entitled to vote such Common Stock as set forth herein.

Your attention is directed to the accompanying proxy statement and exhibits which summarize each item. Stockholders who do not expect to attend the Annual Meeting in person and who are entitled to vote are requested to date, sign and return the enclosed proxy as promptly as possible in the enclosed envelope.

THE VOTE OF EACH STOCKHOLDER IS IMPORTANT. YOU CAN VOTE YOUR SHARES BY ATTENDING THE ANNUAL MEETING OR BY COMPLETING AND RETURNING THE PROXY

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CARD SENT TO YOU. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

BY ORDER OF THE BOARD OF DIRECTORS

By: /s/ Donald A. Calder
_________________________________
Donald A. Calder, Chairman of the Board
Dated: May 13, 2004

Voice Mobility International, Inc.
100 - 4190 Lougheed Hwy
Burnaby, British Columbia
CANADA V5C 6A8

PROXY STATEMENT

INFORMATION CONCERNING VOTING AND SOLICITATION

General

The enclosed proxy is solicited on behalf of our Board of Directors (the "Board") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on June 10, 2004 at 10:00 a.m. (Vancouver time) or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual Meeting and any business properly brought before the Annual Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting. We intend to mail this proxy statement and accompanying proxy card on or about May 13, 2004 to all stockholders entitled to vote at the Annual Meeting. The Annual Meeting will be held at the Standard Life Xchange Conference Centre, located on the 2nd floor of 888 Dunsmuir Street, Vancouver, British Columbia, Canada, V6C 2T6.

Who Can Vote

You are entitled to vote if you were a holder of record of shares of our common stock (the "Common Stock") or shares of Series A Preferred Stock as of the close of business on May 3, 2004 (the "Record Date"). Your shares can be voted at the Annual Meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

Holders of record of Common Stock and Series A Preferred Stock at the close of business on May 3, 2004, the Record Date, will be entitled to receive notice of and vote at the Annual Meeting. At the Annual Meeting, each of the shares of Common Stock represented at the meeting will be entitled to one (1) vote on each matter properly brought before the Annual Meeting. The holders of the Series A Preferred Stock will be entitled to vote that number of shares equal to the unexercised portion of those Exchange B shares of Voice Mobility Canada Limited (the "Exchangeable Shares"). On the Record Date, there were 38,009,141 shares of Common Stock issued and outstanding and one Series A Preferred Share issued and outstanding representing 3,340,000 Exchangeable Shares, entitled to one (1) vote for each Exchangeable Share.

In order to carry on the business of the Annual Meeting, we must have a quorum. Under our bylaws, stockholders representing at least 50.1% of our issued and outstanding shares of stock entitled to vote present in person or by proxy and entitled to vote constitute a quorum.

Proxy Card and Revocation of Proxy

In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope. If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of Proposal 1, 2 and 3 and at their discretion on any other matters that may properly come before the Annual Meeting. The Board knows of no other business that will be presented for consideration at the Annual Meeting. In addition, since no stockholder proposals or nominations were received by us on a timely basis, no such matters may be brought at the Annual Meeting.

Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the offices of our transfer agent, Computershare Trust Company, Proxy Department, 100 University Avenue, 9th Floor, Toronto, Ontario, Canada, M5J 2Y1, at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournment thereof, or with the chairman of the Annual Meeting on the day of the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

Voting of Shares

Stockholders of record on May 3, 2004 are entitled to one vote for each share of Common Stock held or one vote for each share of Series A Preferred Stock (which number is equal to the number of unexercised Exchangeable Shares) on all matters to be voted upon at the meeting. You may vote in person or by completing and mailing the enclosed proxy card. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Counting of Votes

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. An abstention is counted as a vote against that proposal. Shares represented by proxies that reflect a broker "non-vote" will be counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" will be treated as unvoted for purposes of determining approval of a proposal and will not be counted as "for" or "against" that proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Solicitation of Proxies

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of the Common Stock in their names that are beneficially owned by others to forward to these beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the Common Stock. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

Dissenting Stockholder Rights

Dissenting Stockholders have no appraisal rights under Nevada law or under our Articles of Incorporation or Bylaws in connection with the matters to be voted on at the Annual Meeting.

SUMMARY OF BUSINESS MATTERS TO BE VOTED ON

Proposal 1. Election of Directors.

The entire Board is elected annually by the stockholders at the Annual Meeting. The Board has selected seven nominees based upon their ability and experience. Each of the nominees is currently serving as a director of our company.

The Board recommends that you vote FOR each of the nominees.

Proposal 2. Appointment of Independent Accountants.

The Audit Committee has nominated Ernst & Young LLP., Chartered Accountants, to serve as our independent accountants until the next Annual Meeting in 2005. Ernst & Young provided audit and other services in 2003 and 2002. This included the following fees:

	2003	2002
Audit Fees	$74,000	$61,000
Audit Related Fees	-	-
Tax Fees	4,600	3,500
All Other Fees	-	-
Total Fees	$78,600	$64,500

The Audit Committee has reviewed with Ernst & Young whether the non-audit services provided by them are compatible with maintaining their independence. Representatives of Ernst & Young will be present at the Annual Meeting, will have an opportunity to make any statements they desire, and will also be available to respond to appropriate questions from stockholders.

The Board recommends that you vote FOR approval of Ernst & Young as independent auditors for our company.

Proposal 3. Approval of the issuance of greater than 25% and up to 100% of issued and outstanding shares of Common Stock in one or more private placement transactions.

The policies of The Toronto Stock Exchange ("TSX") provide that the aggregate number of shares of common stock of a listed company which are issued or made subject to issuance by way of one or more private placements during any particular six-month period must not exceed 25% of the number of shares of common stock outstanding (on a non-diluted basis) prior to giving effect to such private placements (the "25% Rule") without shareholder approval. The application of the 25% Rule may restrict our ability to raise funds by the private placement of our securities.

The TSX has advised that it will accept advance approval by our shareholders in anticipation of private placements that may exceed the 25% Rule, provided such private placements are completed within 12 months of the date such advance shareholder approval is given. By giving the advance approval, shareholders would only be satisfying the shareholder approval requirement of the TSX. Each private placement would still remain subject to TSX approval.

Any private placement proposed by us will be subject to the following additional restrictions:

(i) the private placement must be substantially with parties at arms-length to our company;

(ii) the private placement cannot materially affect control of our company;

(iii) the private placement must be completed within a 12-month period following the date the advance shareholder approval is given; and

(iv) the private placement must comply with the private placement pricing rules of the TSX, which currently require that the price per security must not be lower than the closing market price of the security on the TSX on the trading day prior to the date notice of the private placement is given to the TSX less the applicable discount. Maximum permissible discounts are as follows:

Market Price	Maximum Discount Therefrom
$0.50 or less	25%
$0.51 to $2.00	20%
Above $2.00	15%

The TSX retains the discretion to decide whether a particular placement is "substantially" at arms length or will materially affect control, in which case specific shareholder approval may be required.

We currently have 38,009,141 shares of Common Stock issued and outstanding and we propose that the maximum number of shares of Common Stock which either would be issued or made subject to issuance under one or more private placements, during any particular six-month period within the 12-month period commencing on June 10, 2004, would not exceed 38,009,141 shares of Common Stock in the aggregate, or 100% of our issued and outstanding shares of Common Stock as of May 3, 2004.

The directors of our company believe that approving the issuance of greater than 25% and up to 100% of the issued and outstanding shares of Common Stock in one or more private placement transactions is in the best interests of our company and recommend that shareholders vote in favour of this proposal. In the event that the proposal is not passed, the TSX will not approve any private placements which result in the issuance or possible issuance of a number of securities which exceeds the 25% Rule, without specific shareholder approval. Such restriction could impede our timely access to required funds.

In anticipation that we may need to enter into one or more private placements during any particular six-month period within the next 12 months that will exceed the 25% Rule, the Board recommends that you vote FOR approval of our company to issue in one or more private placement transactions greater than 25% and up to 100% of issued and outstanding shares of our Common Stock.

PROPOSAL 1

NOMINATION AND ELECTION OF DIRECTORS

Number of Directors

Our Amended and Restated Bylaws provide for a board of directors of between one and eleven directors with the number of directors to be set from time to time by a resolution of the Board. Each director is elected by a plurality of votes at each annual meeting, continuing in office until the next annual meeting and until such director's successor is elected and has been qualified, or until such director's earlier death, resignation or removal. We currently operate with a board of seven directors. The Board meets periodically to review significant developments affecting our company and to act on matters requiring Board approval.

During fiscal 2003, the Board had four formal meetings and all of the directors attended at least 75% of the total number of meetings of the Board and committees on which they served.

We have not adopted a formal policy with respect to the members of our board of directors attending our Annual Meeting. There were two members of the Board who attended last years Annual Meeting.

Nominees for Election

Set forth below is biographical information for each person nominated for election to the Board.

RANDY G. BUCHAMER

Mr. Buchamer has been our Chief Executive Officer and a director of our company since August, 2001. Between August, 2001 and March, 1999, Mr. Buchamer provided management consulting services to various public companies for a consulting company called Ryden Management. From February, 1998 to March, 1999, Mr. Buchamer served as the Managing Director of Operations for the Jim Pattison Group and was responsible for supporting the $4.5 billion operations of 55 companies owned by the Jim Pattison Group. Some of the Jim Pattison Group businesses are involved in grocery stores, specialty packaging, advertising, magazine distribution, broadcasting, automotive retailing as well as other business. From 1996 to 1998, he served as Vice President and Chief Operating Officer of Mohawk Oil Retail Small Business Unit and from 1989 to 1996 as Vice President Corporate Services and Chief Information Officer for Mohawk Oil Company. Mohawk is a producer and seller of petroleum products. From 1987 to 1988, he was Retail Market Specialist for Digital Equipment of Canada Limited. Mr. Buchamer founded and served, from 1981 to 1988, as President of Vartech Systems Corporation and RB Computer Products, an IBM value added reseller and North American software publisher and distributor of retail, distribution and manufacturing software solutions. He received his Executive MBA from Simon Fraser University's Executive Management Development Program in 1994 and attended the Business Administration program at the University of Illinois. He also has completed courses at the IBM Canada Business Management School.

Mr. Buchamer also serves as a director on the following companies (each of which has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934): Heartland Oil and Gas Ltd. and Bradner Ventures Ltd.

JAMES J. HUTTON

Mr. Hutton previously served as our Chief Executive Officer from April 1998 to August 2001. He has served as the President of our company since August, 2001. Mr. Hutton has served as a director of our subsidiary since 1998. From January 1998 to August 2000, Mr. Hutton served as a director of Acrex Ventures Ltd. From 1990 to the present, he has also served as director and President of South Sycamore Group Holdings, a family company involved in diversified investments. From 1995 to 1998, Mr. Hutton served as Canadian Regional Manager for Ascend Communications, a company involved in broadband networking. From 1989 to 1995, Mr. Hutton served in various capacities for Gandalf Systems, Inc., starting as a sales executive and becoming Western Regional Manager. Gandalf Systems is a company which distributed networking equipment. From 1987 to 1989, Mr. Hutton was a Sales Trainee in the Automotive Electronics Group of Amp of Canada. Mr. Hutton attended the University of British Columbia.

WILLIAM E. KREBS

Mr. Krebs previously served as the chairman of our board of directors from 1995 to September 2000. From 1995 to September 2000, Mr. Krebs was our Treasurer and Secretary. From January 1995 to August 2000, Mr. Krebs has also served as a director of Acrex Ventures Ltd. He also has served as President and a director of Pacific Western Mortgage Corp. since 1987 and served as President and a Director of Pacific Western Capital Corp. from 1994 to 1995. These companies provided consulting services and investment capital. From 1997 to 1999, he was a director and officer of WaveRider Communications, Inc., a company which dealt with wireless broadband technology. From 1990 to 1995, Mr. Krebs served as director and President of TelcoPlus Enterprises Ltd. and its wholly-owned subsidiary, Intertec Telecommunications Inc. Mr. Krebs served as a director and President of CT&T Telecommunications Inc. from 1990 to 1995. Mr. Krebs is a Chartered Accountant and practiced as such from 1973 to 1980. Mr. Krebs has been a member of the Canadian Institute of Chartered Accountants since 1973.

MORGAN STURDY

Since April, 2000, Morgan Sturdy serves as a director on several Canadian and United States public companies as described below. From September 1997 to April 2000, Mr. Sturdy was Executive Vice-President and Chief Operating Officer of NICE Systems North America, a computer telephony interface provider of call logging and quality performance products for call centers. For twelve years prior, he served as President of Dees Communications Engineering Ltd., an innovator in computer telephony solutions, which was then sold to NICE Systems. From 1997 to 1999, he was Chairman of the Board of Directors of Hothaus Technologies, a leader in DSP solutions for voice over IP, which was subsequently acquired by Broadcom. He is a current director of several publicly traded companies, including Creo Inc., Ignition Point and TIR Systems. Creo Inc.'s common shares are registered pursuant to Section 12 of the Securities and Exchange Act. Additionally, he sits on the board of three private technology companies including Discovery Parks, Idellex Software and Responsetek Inc. Mr. Sturdy is the past Chairman of the British Columbia Technology Association, a member of the Board of Governors of Science World and Director of the Greater Vancouver YMCA. Mr. Sturdy is a past director of National Wireless Canadian Research Foundation.

DONALD A. CALDER

Mr. Calder was the Vice Chair of the Board and Executive Committee of the Vancouver 2010 Bid Corporation, which won for Vancouver, British Columbia the right to host the Olympic Winter Games and Paralympic Games in 2010. Mr. Calder has been retired since 1999. Mr. Calder was Chief Executive Officer of BC Telecom (a telephone company in British Columbia, Canada) from 1997 to 1999 and was previously the Executive Vice President of Network Operations at BC Telecom and Group Vice President of Marketing and Development with Stentor Resource Centre Inc. While at BC Telecom, Mr. Calder was responsible for negotiating and structuring the merger between BC Telecom and TELUS (a telephone company in British Columbia, Canada). Among his other community commitments, he was chair of the Vancouver General Hospital and University of British Columbia Hospital Foundation. Mr. Calder is the Chairman of the board of directors of the United Way of the British Columbia Lower Mainland and was Chairman of the 1999 United Way annual fundraising campaign prior to becoming Chief Executive Officer of the Vancouver 2010 Bid Committee.

ROBERT E. NEAL

Robert E. Neal was reappointed to the Board in September 2003. He is retired now. Until October 21, 2002 when he was appointed Senior Vice President, Business Development, of Aliant, Inc., he was the President of Innovatia, a company within Aliant Inc.'s emerging business division that focuses on the developing and selling of Internet-based technology. He was President of Innovatia since 1997. Mr. Neal was a member of the Board as the nominee of Aliant, pursuant to an understanding with Aliant. Aliant is one of our early investors and currently our largest customer in Canada. A native of Saint John, New Brunswick, Mr. Neal began his career in the communications industry in 1979 at New Brunswick Telephone (NBTel). In 1992 he became General Manager of NBTel Mobility. He was made president of Datacor (Atlantic) Inc. in 1996 and became president of NBTel interActive and General Manager of Export at NBTel in the next year. In 1998, he was appointed Vice President of New Business Development.

GARY DONAHEE

From 1986 to 2003, Mr. Donahee served in various capacities for Nortel Networks Corporation. Nortel Networks is a company that supplies communications technology and infrastructure to enable value-added internet protocol, or IP, data, voice and multimedia services that support the Internet and other public and private networks using wireline and wireless technologies whose common shares are registered pursuant to Section 12 of the Securities and Exchange Act of 1934. From 1986 to 1989, Mr. Donahee was Vice President, Human Resources, from 1989 to 1993, he was Senior Vice President, Corporate Human Resources, from 1993 to 1995, he was Senior Vice President and President Major Accounts, North America, from 1996 to 1998, he was Senior Vice President and President CALA Caribbean and Latin America, from 1998 to 1999, he was Senior Vice President and President Carrier Networks EMEA and from 1999 to 2003, Mr. Donahee was Executive Vice President and President the Americas. Mr. Donahee received his Bachelor of Arts, Education from the University of New Brunswick, completed his graduate studies at the University of Western Ontario and attended the Marketing Management Program at Stanford University. Mr. Donahee served as a director at various times on a number of the boards including Bell Canada, Advanced Network Systems and the American Heart Association.

Vote Required and Board of Directors' Recommendation

The election of directors will be determined by a plurality of the votes cast at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS
THAT YOU VOTE FOR EACH OF THE NOMINEES.

MANAGEMENT

The following table sets forth the names, positions and ages of our executive officers and directors. All our directors serve until the next annual meeting of shareholders or until their successors are elected and qualify. The board of directors elects officers and their terms of office are, except to the extent governed by employment contract, at the discretion of the board of directors.

Name	Position Held with the Company	Age	Date First Elected or Appointed
Randy G. Buchamer	Chief Executive Officer, Director	47	August 2001
James J. Hutton	President and Director	38	President - August 2001 Director - June 1999
Marco Pacelli	Executive Vice President, Sales	41	October 2002
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David Raffa	Corporate Secretary	46	April 2000
William E. Krebs	Director	57	June 1999
Morgan Sturdy	Director	51	April 2000
Donald A. Calder	Chairman of the Board of Directors, Director	59	Chairman of the Board of Directors - March 2003; Director - February 2002
Robert E. Neal	Director	49	September 2003
Gary Donahee	Director	57	October 2003

MARCO PACELLI

From 1998 to 2001, Mr. Pacelli was Senior Vice President of Global Sales for Nice Systems Canada Ltd., a computer telephony interface provider of call logging and quality performance products for call centers. From 1986 to 1998, Mr. Pacelli was President and Chief Executive Officer of IBS Corporation, a startup company that developed mainframe 370, AS400 and PC based telecommunication optimization products. From 1983 to 1986, Mr. Pacelli was the Chief Executive Officer and founder of U3S, a mainframe database management software company. Mr. Pacelli received his Bachelor of Science Engineering from the University of California Los Angeles and is a graduate from the Claremont Graduate College in Business Management Computer Engineering.

DAVID J. RAFFA

Mr. Raffa holds a Bachelor of Science and a Bachelor of Laws and is a partner of Catalyst Corporate Finance Lawyers, a corporate finance law firm located in Vancouver, British Columbia, Canada. Prior to joining Catalyst in 1999, from 1993 to 1998 Mr. Raffa was a partner with Campney & Murphy, a law firm in Vancouver, British Columbia, Canada. Mr. Raffa has over 15 years experience in working with and advising technology companies. He also served as a director or officer of a public and private technology companies, including companies listed on the Canadian Venture Exchange and the Toronto Stock Exchange. Mr. Raffa is an advisor to the British Columbia Securities Commission on issues affecting the technology industry. He is also Chairman of Science World's Equity Committee and a member of the board of directors of the British Columbia Technology Industry Association.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as described under the heading "Executive Compensation", or as set forth below, there are no material transactions with any of our directors, officers or control persons that have occurred during the last fiscal year.

During the year ended December 31, 2003, we purchased from Pacific Western Mortgage Corporation, a company controlled by William Krebs, a shareholder and director of our company, consulting services totalling $2,314 [2002 - $16,512]. We believe that the fees we have paid for these consulting services are comparable to terms we could have obtained from independent third parties.

During the year ended December 31, 2003, Morgan Sturdy, a director of our company, was paid $2,314 [2002 - $3,196] for directors' fees.

During the year ended December 31, 2003, Donald Calder, a director of our company, was paid $2,314 [2002 - $2,556] for directors' fees.

During the year ended December 31, 2003, we recognized deferred revenue from Innovatia, Inc., a shareholder of our company and a wholly-owned subsidiary of Aliant, Inc., and to NB Tel, also a wholly-owned subsidiary of Aliant, Inc., products and services totalling $22,381 [2002 - $586,265]. Aliant had appointed Robert Neal, the former President of Innovatia, to our board of directors pursuant to an arrangement we had with them. At December 31, 2003, $nil [2002 - $nil] is included in accounts receivable.

During the year ended December 31, 2003, we purchased from Innovatia, Inc., a shareholder of our company and a wholly-owned subsidiary of Aliant, Inc., development and royalty services totalling $nil [2002 - $44,585].

During the year ended December 31, 2003, we issued $35,480 (CDN$46,000) of Series D promissory note and 46,000 Class R share purchase warrants to William Krebs, a shareholder and director of our company.

During the year ended December 31, 2003, we issued to William Laird, a greater than 5% shareholder in our company, $18,848 (CDN$24,437) of Series D promissory notes and 24,437 Class R share purchase warrants and 1,076,470 shares of our Common Stock and 1,076,470 Class S share purchase warrants for $332,073 (CDN$457,500) in private placement transactions. We also converted certain Series A and B promissory notes held by Mr. Laird into Series C promissory notes in the amount of $935,210 (CDN$1,212,500), issued 427,940 shares of our Common Stock and issued 808,333 Class T share purchase warrants in a debt restructuring transaction. For further details on this debt restructuring transaction, see pages 30 and 31 of this annual report.

On February 27, 2001, we entered into a three-year development agreement with Innovatia Inc., an existing shareholder of our company and a wholly-owned subsidiary of Aliant Inc. Aliant had appointed Robert Neal, the President of Innovatia, to our board of directors pursuant to an arrangement we have with them until Mr. Neal resigned in March, 2003. The purpose of the agreement is to develop a carrier-classified unified communications product to which we will have exclusive title. Under the agreement, Innovatia will license certain intellectual property to us on a non-exclusive non-transferable basis for use in the development and verification of current products and will provide specific professional, project management, administrative and support services. In consideration of the services provided, we agreed to pay $5.7 million over three years in quarterly installments of $475,000 commencing the quarter ended April 30, 2001. We had the option to pay for some or all of the services in cash or common shares. It is our intention to negotiate a non-exclusive licensing agreement with Aliant for use of the product.

On December 28, 2001, we and Innovatia agreed to terminate the three-year development agreement. In settlement of the services provided under this agreement, we issued to Innovatia a promissory note in the amount of $1,707,989 (CDN$2,720,142). Immediately thereafter, we repaid $132,059 (CDN$210,000) of the promissory note by issuing 500,000 common shares at a market price of $0.26 (CDN$0.42) per share. In accordance with the requirements of the Toronto Stock Exchange, the issuance of these common shares resulted in an equivalent reduction in the number of common shares reserved for issuance under our current stock option plan.

The promissory note bears interest at prime plus 1% (prime rate at December 31, 2003 was 4.5%) and is repayable in quarterly installments until repaid in full. The amount payable each quarter is the lesser of $174,838 (CDN$226,678) and 40% of the net aggregate amount of invoices issued by us to Aliant in the quarter. In the event the invoiced amount for a particular quarter exceeds $174,838 (CDN$226,678), we will carry forward the difference between the invoiced amount and $174,838 (CDN$226,678) and include the difference in the calculation of maximum amount payable for subsequent quarters. We have the option, until December 31, 2004, to settle some or all of the promissory note, principal and interest, in cash, common shares or a combination thereof. If paid by common shares, then 500,000 of the shares will be valued at the lesser of the market price of our shares on the Toronto Stock Exchange and $0.58

(CDN$0.75) per share, and the value of the balance of any other shares issuable is determined by the weighted average trading price of our common shares on the Toronto Stock Exchange over the ten trading days immediately prior to the date on which the common shares are to be issued.

After December 31, 2004, any amount of the promissory note which remains unpaid will continue to be settled as the lesser of $174,838 (CDN$226,678) and 40% of the net aggregate amount of invoices issued by us to Aliant in the quarter, however we are required to settle only with common shares and the number of common shares payable each quarter, if any, is determined by dividing the maximum amount payable by $1.20 (CDN$1.56).

As of December 31, 2003, the current portion is calculated as $355,303 (Cdn$460,651) which consists of the amounts due for the quarters ended September 30, 2002 [$174,838 (Cdn$226,678)], December 31, 2002 [$174,838 (Cdn$226,678)] and March 31, 2003 [$5,627 (Cdn$7,295)]. No amounts are due for the quarters ended June 30, 2003, September 30, 2003 and December 31, 2003 respectively.

If we made the election to settle the entire promissory note payable with common shares, this would result in the issuance of an additional 2,517,701 shares of Common Stock. We are required to obtain shareholder and regulatory approval to issue common shares to settle the promissory note. We have obtained shareholder and regulatory approval to issue up to 2,000,000 shares of Common Stock to settle all or a portion of the promissory note. If we do not obtain additional approval for further issuances of Common Stock, we can only repay the remaining balance of the promissory note, if any, in cash.

On March 4, 2002, we and Innovatia signed a new development agreement. The agreement to develop a carrier-grade unified communications product is for the period January 1, 2002 to December 31, 2003. Innovatia licensed certain intellectual property to us on a non-exclusive non-transferable basis for use in the development and verification of current products and provided specific professional, project management, administrative and support services. In consideration for these services, we agreed to pay Innovatia a cash royalty within 30 days after the end of each calendar quarter equal to 10% on the gross quarterly revenue received for the sale of our products. On November 26, 2002, Innovatia terminated the development agreement and the royalty payments terminated six months thereafter on May 26, 2003. As at December 31, 2003, we had accrued $53,758 (CDN$69,697) for the royalty payments due on gross quarterly revenue received prior to May 26, 2003.

We have negotiated all transactions with Aliant and its subsidiaries, including Innovatia, as if these companies were independent third parties. Our management believes that all of these transactions were completed on terms comparable to terms, which we would have obtained from independent third parties.

COMPLIANCE WITH SECTION 16 (a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms received by our company, or written representations from certain reporting persons that no Form 5s were required for those persons, we believe that, during the year ended December 31, 2003 all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
Robert E. Neal	1(1)	1(1)	Nil
Gary Donahee	1(1)	1(1)	Nil

(1) The named officer, director or greater than 10% shareholder, as applicable, filed a late Form 3 - Initial Statement of Beneficial Ownership.

COMMITTEES OF THE BOARD OF DIRECTORS

Standing committees of our Board include an Audit Committee, a Compensation Committee, Finance Committee, and a Corporate Governance Committee. We do not currently have a Nominating Committee. The Board does not believe that it is necessary to have a Nominating Committee because it believes that the functions of a Nominating Committee can be adequately performed by its independent directors. The Corporate Governance Committee identifies and reports on candidates to be nominated to our board of directors. Our current Corporate Governance Committee consists of Messrs. Sturdy, Calder and Neal, all of whom are independent directors.

AUDIT COMMITTEE

In the year ended December 31, 2003, there were four meetings held by the Audit Committee. The Audit Committee currently consists of Messrs. Krebs, Calder, Sturdy and Neal. Mr. Krebs is the Chair of the Audit Committee and is a non-employee director of our company. Messrs. Calder, Sturdy and Neal are also non-employee directors of our company. On February 11, 2004, Mr. Neal was appointed to the Audit Committee and Mr. Sturdy resigned. All of the members of the Audit Committee are independent as defined by Rule 4200(a)(14) of the NASD Rules. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934. This committee is directed to review the scope, cost and results of the independent audit of our books and records, the results of the annual audit with management and the adequacy of our accounting, financial, and operating controls; to recommend annually to the Board the selection of the independent auditors; to consider proposals made by the independent auditors for consulting work; and to report to the Board, when so requested, on any accounting or financial matters. The Board adopted a charter for the Audit Committee on April 26, 2002. The Audit Committee of the Board was formed in February 2000.

Audit Committee Report

The Audit Committee has reviewed and discussed with management our audited consolidated financial statements as of and for the year ended December 31, 2003.

The Audit Committee has also discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with Ernst & Young LLP their independence.

Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements referred to above be included in our Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission and our proxy statement for its 2004 Annual Stockholders' Meeting.

The Audit Committee of our Board of Directors currently consists of Messrs. Krebs, Calder, and Neal. The material contained in this Audit Committee Report is not soliciting material, is not deemed filed with the SEC, and is not incorporated by reference in any filing of our Company under the Securities Act, or the Exchange Act, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

William Krebs, Chairman
Donald Calder
Robert Neal

COMPENSATION COMMITTEE

In the year ended December 31, 2003, there were two meetings held by the Compensation Committee. The Compensation Committee currently consists of Messrs. Krebs, Calder, Neal and Donahee. Mr. Krebs, Calder, Neal and Donahee are non-employee directors of our company. The Compensation Committee reviews and approves annual salaries, bonuses and other forms and items of compensation for our senior officers and employees. Except for plans that are, in accordance with their terms or as required by law, administered by the Board or another particularly designated group, the Compensation Committee also administers and implements all of our stock option and other stock-based and equity-based benefit plans (including performance-based plans), recommends changes or additions to those plans, and reports to the Board on compensation matters. The Compensation Committee was formed in February 2000. To the extent required by law, a separate committee of disinterested parties administers the Second Amended and Restated 1999 Stock Option Plan.

During the year ended December 31, 2003, our compensation committee was composed of Robert Neal, David Scott, Morgan Sturdy and Don Calder. On March 13, 2003, we appointed Don Calder to the compensation committee to fill the vacancy caused by the resignation of Robert Neal. On November 5, 2003, David Scott resigned his position on the board of directors. No member is an employee or officer or former employee of our company. For the year ended December 31, 2003, no member of the compensation committee had any direct or indirect material interest in any transaction with our company in which the amount involved exceeded $60,000. During the year ended December 31, 2003, Morgan Sturdy was paid $2,314 [2002 - $3,196; 2001 - $2,556] for directors' fees. During the year ended December 31, 2003, David Scott was paid $2,314 [2002 - $2,556; 2001 - $2,556] for directors' fees. During the year ended December 31, 2003, Don Calder was paid $2,314 [2002 - $2,556; 2001 - $nil] for directors' fees.

FINANCE COMMITTEE

In the year ended December 31, 2003, there were three meetings held by the Finance Committee. The Finance Committee currently consists of Messrs. Sturdy, Calder and Krebs. Mr. Sturdy is the Chair of the Committee and is a non-employee director of our company. Messrs. Calder and Krebs are also non-employee directors of our company. The Finance Committee reviews, approves and advises on matters of finance.

CORPORATE GOVERNANCE COMMITTEE

In the year ended December 31, 2003, there was one meeting held by the Corporate Governance Committee. The Corporate Governance Committee currently consists of Messrs. Sturdy, Calder and Neal. Mr. Sturdy is the Chair of the Committee and is a non-employee director of our company. Messrs. Calder and Neal are also non-employee directors of our company. The Corporate Governance Committee has recommended to the Board the adoption of corporate governance guidelines similar to those recommended by the Toronto Stock Exchange to its listed companies. Under the guidelines, the Board adopts a strategic planning process, which also identifies the principal risks of our company's business and ensures the implementation of an appropriate system to manage these risks. The Board is working towards aligning itself with these and most of the other guidelines proposed by the Toronto Stock Exchange. We have already appointed an Audit Committee comprised entirely of independent directors. The Audit Committee hires the auditors and ensures the integrity of our company's internal control and management information system. The Board itself monitors the effectiveness of senior management and the Corporate Governance Committee of the Board identifies and reports on candidates to be nominated to the Board. A copy of the corporate governance guidelines are attached as Exhibit A hereto.

During the year ended December 31, 2003, Robert Neal was appointed to fill the vacancy on the corporate governance committee caused by the resignation of David Scott.

Shareholder Communications

The Board does not currently have a formal process for security holders to send communications to the Board. We, however, encourage stockholders to communicate directly with the Board by sending communications to "The Board of Directors of Voice Mobility International, Inc.", c/o Voice Mobility International, Inc., Suite 100, 4190 Lougheed Highway, Burnaby, British Columbia, Canada, V5C 6A8.

VOTING SECURITIES AND OWNERSHIP OF VOTING SECURITIES BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

We have set forth in the following table certain information regarding the our company's Common Stock beneficially owned on May 3, 2004 (the record date) for (i) each shareholder we know to be the beneficial owner of 5% or more of our company's Common Stock, (ii) each of our company's executive officers and directors, and (iii) all executive officers and directors as a group. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. As of May 3, 2004, we had 38,009,141 shares of Common Stock issued and outstanding and one share of Series A Preferred Stock, which represented 3,340,000 Exchangeable Shares. Accordingly, 41,349,141 shares are entitled to one (1) vote per share at the Annual Meeting.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
William H. Laird 2930 13th Ave. S.W. Salmon Arm, BC V1E 4N7	3,363,410 (1)	8.8%
William E. Krebs c/o 100 - 4190 Lougheed Highway Burnaby, BC V5C 6A8	3,157,131 (2)	8.0%
Edith M. Both 843 Ida Lane Kamloops, BC V2B 6V2	2,650,000 (3)	7.0%
James J. Hutton c/o 100 - 4190 Lougheed Highway Burnaby, BC V5C 6A8	1,498,209 (4)	3.8%
Randy Buchamer c/o 100 - 4190 Lougheed Highway Burnaby, BC V5C 6A8	941,337 (5)	2.4%
Marco Pacelli c/o 100 - 4190 Lougheed Highway Burnaby, BC V5C 6A8	573,461 (6)	1.5%
14
Morgan Sturdy c/o 100 - 4190 Lougheed Highway Burnaby, BC V5C 6A8	375,000 (7)	1.0%
Donald A. Calder c/o 100 - 4190 Lougheed Highway Burnaby, BC V5C 6A8	325,000 (8)	**%
Robert Neal c/o 100 - 4190 Lougheed Highway Burnaby, BC V5C 6A8	325,000 (9)	**%
Gary Donahee c/o 100 - 4190 Lougheed Highway Burnaby, BC V5C 6A8	325,000 (10)	**%
David Raffa c/o 1400 - 1055 West Hastings Street Vancouver, BC V6E 2E9	175,000 (11)	**%
Directors and Executive Officers as a Group	7,695,138 (12)	17.5%

** Less than 1%

(1) Based on 38,009,141 shares of common stock issued and outstanding as of May 3, 2004. As of May 3, 2004, there were 3,340,000 exchangeable shares of Voice Mobility Canada Limited issued and outstanding which shares are exchangeable into shares of our common stock at any time with no additional consideration. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(1) Includes 339,000 shares which are owned by Mr. Laird's wife.

(2) Includes 1,762,500 shares owned by Tsalix Investment Inc. (previously Pacific Western Mortgage Corporation) of which Mr. Krebs is the sole shareholder. Of the 1,762,500 shares owned by Tsalix Investment Inc., 1,250,000 exchangeable shares are associated with the single share of Series A Preferred stock. Includes 969,631 shares owned by Margit Kristiansen, Mr. Krebs' wife. Mr. Krebs disclaims beneficial ownership of the shares owned by his wife. Includes 200,000 shares held in a self-directed registered retirement savings plan. Includes options to acquire an aggregate of 225,000 shares of our common stock exercisable within the next 60 days.

(3) Includes 2,650,000 shares owned by E.W.G. Investments Ltd. of which Ms. Both is a controlling shareholder.

(4) Includes 1,250,000 exchangeable shares associated with the single share of Series A Preferred stock. Includes 36,778 shares which are owned by Janis Gurney, Mr. Hutton's wife, over which Mr. Hutton disclaims beneficial ownership. Includes options to acquire an aggregate of 101,431 shares of our common stock exercisable within the next 60 days. Includes 110,000 shares held in a self-directed registered retirement savings plan.

(5) Includes options to acquire an aggregate of 941,337 shares of our common stock exercisable within the next 60 days.

(6) Includes options to acquire an aggregate of 573,461 shares of our common stock exercisable within the next 60 days.

(7) Includes options to acquire an aggregate of 375,000 shares of our common stock exercisable within the next 60 days.

(8) Includes options to acquire an aggregate of 325,000 shares of our common stock exercisable within the next 60 days.

(9) Includes options to acquire an aggregate of 325,000 shares of our common stock exercisable within the next 60 days.

(10) Includes options to acquire an aggregate of 325,000 shares of common stock exercisable within the next 60 days.

(11) Includes options to acquire an aggregate of 175,000 shares of common stock exercisable within the next 60 days.

(12) Includes 2,500,000 exchangeable shares exchangeable into 2,500,000 shares of our common stock and options to acquire 3,366,229 shares of our common stock, all exercisable within 60 days.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of our directors or executive officers, no nominee for election as a director of our company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, in any matter to be acted upon at the Annual Meeting.

COMPENSATION OF EXECUTIVE OFFICERS

During the year ended December 31, 2003, the following three (3) individuals served as executive officers of our company at various times: Randy Buchamer, James Hutton and Marco Pacelli. Our chief executive officer, Randy Buchamer, James Hutton and Marco Pacelli, being executive officers whose total salary and bonus exceeded $100,000, are considered to be named executive officers for the purposes of our executive compensation disclosure on this proxy statement.

The following table shows, for the three-year period ended December 31, 2003, the cash and other compensation we paid to our Chief Executive Officer and to each of our executive officers who had annual compensation in excess of $100,000.

SUMMARY COMPENSATION TABLE
		Annual Compensation (1)			Long Term Compensation (2)
					Awards		Payouts
Name and Principal Position	Year	Salary (US$)	Bonus (US$)	Other Annual Compen- sation (US$) (1)	Securities Underlying Options/ SARs Granted	Restricted Shares or Restricted Share Units	LTIP Payouts (US$)	All Other Compen- sation
Randy Buchamer Chief Executive Officer (3)	2003 2002 2001	$152,570 $131,678 $49,872	N/A N/A N/A	N/A N/A N/A	83,000 470,000 400,000	N/A N/A N/A	N/A N/A N/A	N/A N/A N/A
James J. Hutton President(4)	2003 2002 2001	$121,239 $104,628 $105,555	N/A N/A 51,648	N/A N/A N/A	108,500 20,000 Nil	N/A N/A N/A	N/A N/A N/A	N/A N/A N/A
Marco Pacelli(5)	2003 2002 2001	$190,833 N/A N/A	N/A N/A N/A	N/A N/A N/A	127,000 Nil Nil	N/A N/A N/A	N/A N/A N/A	N/A N/A N/A
Thomas G. O'Flaherty(6)	2003 2002 2001	N/A $94,393 $105,797	N/A N/A $32,280	N/A N/A N/A	Nil Nil 125,000	N/A N/A N/A	N/A N/A N/A	N/A N/A N/A
William Gardiner (7)	2003 2002 2001	$42,963 $48,484 $57,401	N/A N/A N/A	N/A N/A N/A	Nil 20,000 Nil	N/A N/A N/A	N/A N/A N/A	N/A N/A N/A
David Grinstead (8)	2003 2002 2001	N/A $83,368 $92,585	N/A N/A $27,438	N/A N/A N/A	Nil 20,000 26,600	N/A N/A N/A	N/A N/A N/A	N/A N/A N/A

(1) Compensation was paid to Mr. Buchamer, Mr. Hutton, Mr. O'Flaherty, Mr. Gardiner and Mr. Grinstead by Voice Mobility Inc., our operating subsidiary. Compensation was paid to Mr. Pacelli by Voice Mobility (US) Inc., our U.S. operating subsidiary.

(2) The value of perquisites and other personal benefits, securities and property for the Named Executive Officers that do not exceed the lesser of $50,000 or 10% of the total of the annual salary and bonus is not reported herein.

(3) Mr. Buchamer was appointed as our Chief Executive Officer on August 16, 2001.

(4) Mr. Hutton served as our Chief Executive Officer from April 1, 1998 to August 15, 2001. Mr. Hutton was appointed as our President on June 29, 2001.

(5) Mr. Pacelli was appointed as our Executive Vice President, Sales on October 1, 2002.

(6) Mr. O'Flaherty served as our President from January 1, 2000 to June 29, 2001.

(7) Mr. Gardiner served as our Vice President, Business Development from August 1, 1998 to December 31, 2002 and as our Chief Executive Officer from November 1997 to April 1, 1998.

(8) Mr. Grinstead served as our Executive Vice President, Business Development from February 1, 2000 to October 25, 2002.

OPTION GRANTS IN THE LAST FISCAL YEAR

The following table sets forth for each of the Named Executive Officers certain information concerning stock options granted to them during the year ended December 31, 2003.
Name	Individual Grants				Potential Realizable Value at Assured Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options/ SARs Granted (#) (1)(2)	% of Total Options/ SARs Granted to Employees in Fiscal Year	Exercise Price ($/Share) (2)	Expiration Date	5%	10%
Randy Buchamer	83,000	7.3%	Cdn$0.37	February 12, 2008	$11,000	$24.308
James J. Hutton	62,500 46,000	5.5% 4.0%	Cdn$0.26 Cdn$0.23	May 15, 2008 May 19, 2008	$9,610	$21,237
Marco Pacelli	127,000	11.2%	Cdn$0.37	February 12, 2008	$16,832	$37,194
Thomas G. O'Flaherty	Nil	Nil	N/A	N/A	Nil	Nil
William Gardiner	Nil	Nil	N/A	N/A	Nil	Nil
David Grinstead	Nil	Nil	N/A	N/A	Nil	Nil

(1) All of the above options are subject to the terms of our Second Amended and Restated 1999 Stock Option Plan and are exercisable only as they vest. The options have a term of 5 years from the date of grant.

(2) All options were granted at an exercise price equal to the fair market value of our common stock on the date of grant.

AGGREGATED OPTION/EXERCISES IN LAST FISCAL YEAR AND 2003 FISCAL YEAR END OPTION/VALUES

The following table sets forth for each Named Executive Officer certain information concerning the number of shares subject to both exercisable and unexercisable stock options as of December 31, 2003. The values for "in-the-money" options are calculated by determining the difference between the fair market value of the securities underlying the options as of December 31, 2003 ($0.82 per share) and the exercise price of the individual's options. No named Executive Officer exercised options during the year ended December 31, 2003.

Name	Shares Acquired on Exercise (#)	Aggregate Value Realized	Number of Securities Underlying Unexercised Options/SARs at FY-End (#) Exercisable / Unexercisable		Value of Unexercised In-the -Money Options/SARs at FY- end ($) Exercisable / Unexercisable(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Randy Buchamner	Nil	$Nil	671,805	331,195	$206,990 (2)	$162,930 (3)
James J. Hutton	Nil	Nil	64,333	64,167	$40,634 (4)	$39,723 (5)
Marco Pacelli	Nil	Nil	312,500	314,500	$217,685 (6)	$198,507 (7)
Thomas G. O'Flaherty	Nil	Nil	Nil	Nil	$0	$0
William Gardiner	Nil	Nil	Nil	Nil	$0	$0
David Grinstead	Nil	Nil	Nil	Nil	$0	$0

(1) The values for "in-the-money" options are calculated by determining the difference between the fair market value of the securities underlying the options as of December 31, 2003 ($0.82 per share on OTC Bulletin Board) and the exercise price of the individual's options.

(2) Of the exercisable options, 281,250 options have an exercise price of $0.12, 18,333 options have an exercise price of $0.22, 272,222 options have an exercise price of $0.90, 50,000 options have an exercise price of $1.00 and 50,000 options have an exercise price of $1.35.

(3) Of the unexercisable options, 168,750 options have an exercise price of $0.12, 1,667 options have an exercise price of $0.22, 83,000 options have an exercise price of $0.29 and 77,778 options have an exercise price of $0.90.

(4) Of the exercisable options, 46,000 options have an exercise price of $0.18 and 18,333 options have an exercise price of $0.22.

(5) Of the unexercisable options, 62,500 options have an exercise price of $0.20 and 1,667 options have an exercise price of $0.22.

(6) Of the exercisable options, 312,500 options have an exercise price of $0.12.

(7) Of the unexercisable options, 187,500 options have an exercise price of $0.12 and 127,000 options have an exercise price of $0.29.

REPRICING OF OPTIONS/SARS

We did not reprice any options awarded to any executive officers during fiscal 2003.

LONG-TERM INCENTIVE PLANS-AWARDS IN LAST FISCAL YEAR

We have no long-term incentive plans.

COMPENSATION OF DIRECTORS

We currently compensate our directors with a cash compensation of $771 (CDN$1,000) for participation in each formal meeting held by our board of directors. Our non-employee directors are also granted incentive stock options. Employee directors are granted incentive stock options based on their individual employment agreements. All stock option grants are made pursuant to our Second Amended and Restated 1999 Stock Option Plan.

STOCK OPTION PLAN

On June 29, 1999, our Board of Directors adopted the 1999 Stock Option Plan as a means of increasing the proprietary interest of employees, board of advisors, consultants and non-employee directors and to align more closely their interests with the interests of our stockholders. The 1999 Stock Option Plan helps us maintain our ability to attract and retain the services of experienced and highly qualified employees and non-employee directors. On April 25, 2001, our Board of Directors approved a second amendment and restatement of our 1999 Stock Option Plan, and the Second Amended and Restated 1999 Stock Option Plan was subsequently approved by our stockholders on June 14, 2001.

Under the Second Amended and Restated 1999 Stock Option Plan, we have reserved an aggregate of 10,000,000 shares of Common Stock for issuance pursuant to options, stock appreciation rights, stock purchase warrants, phantom stock, performance units or as restricted shares. Our Board of Directors or a committee of our Board of Directors consisting of non-employee directors administers the Second Amended and Restated 1999 Stock Option Plan, including, without limitation, the selection of the persons who will be granted options under the Second Amended and Restated 1999 Stock Option Plan, the type of options to be granted, the number of shares subject to each option and the option price.

Options granted under the Second Amended and Restated 1999 Stock Option Plan may either be options qualifying as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended, or options that do not so qualify. In addition, the Second Amended and Restated 1999 Stock Option Plan also allows for the inclusion of a reload option provision, under which an eligible person who elects to pay the exercise price of the option with shares of Common Stock owned by the eligible person shall receive a new option to purchase shares of Common Stock equal in number to the tendered shares. In order to qualify as a qualified incentive stock option, the option must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of such grant, and the exercise price of any incentive stock option granted to an eligible employee owning more than 10% of our Common Stock must be at least 110% of such fair market value as determined on the date of the grant. The term of each option and the manner in which it may be exercised is determined by our Board of Directors or the committee, provided that no option may be exercisable more than 10 years after the date of its grant and, in the case of an incentive stock option granted to an eligible employee owning more than 10% of our Common Stock, no more than five years after the date of the grant. The exercise price of non-qualified options shall be determined by our Board of Directors or the committee in accordance with the provisions of the Second Amended and Restated 1999 Stock Option Plan.

The per share purchase price of shares subject to options granted under the Second Amended and Restated 1999 Stock Option Plan may be adjusted in the event of certain changes in our capitalization, but any such adjustment shall not change the total purchase price payable upon the exercise in full of options granted under the Second Amended and Restated 1999 Stock Option Plan.

Our (and any of our subsidiary's) officers, directors, key employees and consultants are eligible to receive non-qualified options under the Second Amended and Restated 1999 Stock Option Plan. Only employees are eligible to receive incentive options.

Recipients of options may not assign or transfer them, except by will or by the laws of descent and distribution. During the lifetime of the optionee, an option may be exercised only by such optionee. If an optionee's employment is terminated for any reason, other than his death or disability or termination for cause, or if an optionee is not an employee but is a member of our Board of Directors and his service as a director is terminated for any reason, other than death or disability, the option granted to him or her shall lapse to the extent unexercised on the earlier of the expiration date or 90 days following the date of termination. If the optionee dies during the term of his employment, the option granted to him shall lapse to the extent unexercised on the earlier of the expiration date of the option or the date one year following the date of the optionee's death. If the optionee is disabled, the option granted to him or her lapses to the extent unexercised on the earlier of the expiration date of the option or one year following the date of the disability.

Our Board of Directors or the committee may amend, suspend or terminate the Plan at any time, except that no amendment shall be made which (i) increases the total number of shares subject to the Second Amended and Restated 1999 Stock Option Plan, or (ii) changes the definition of an "Eligible Person" under the Second Amended and Restated 1999 Stock Option Plan without the prior approval of the stockholders.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board determines compensation for our Chief Executive Officer, reviews and makes recommendations regarding compensation of executive officers, and supervises the administration of our equity plans for executives and all employees. During the year ended December 31, 2003, the Compensation Committee was composed of three outside directors, Morgan Sturdy, Don Calder and Robert Neal. No member is an employee or former employee of our company. On March 13, 2003, we appointed Don Calder to the Compensation Committee to fill the vacancy caused by the resignation of Robert Neal. On November 5, 2003, David Scott resigned his position on the board of directors.

Executive Compensation Objectives

On behalf of our board of directors, the Compensation Committee reviews and makes recommendations concerning:

1. the compensation policy with respect to our employees or any of its subsidiaries insuring that our company is in compliance with all legal compensation reporting requirements;

2. the compensation of the President and the Chief Executive Officer and other officers of our company; and

3. management compensation programs including, stock option plans, incentive plans, and perquisites;

4. the annual, or more often if appropriate review of:

(a) management succession plans and process;

(b) performance appraisal and management and employee development programs;

(c) contingency plans in the event of the unexpected disability of key management; and

(d) proposed personnel changes involving officers reporting to the Chief Executive Officer.

Components of Compensation

Executive compensation consists primarily of base salary and stock options.

Base Salary. We target executives' base salaries according to the Watson/Wyatt 2002/2003 Salary Survey. In determining each executive officer's base salary, the Compensation Committee takes into account competitive market data for similar positions at high-technology companies, individual responsibilities and performance, and internal equity within our company.

Stock Options. Our equity incentives have been in the form of stock options. Stock options are issued at an exercise price of fair market value on the date of grant. Options granted in fiscal 2003 vest ratably over eleven months. Fair-market-value stock options become valuable and exercisable only if the executive officer continues to work at our company and the stock price subsequently increases.

CEO Compensation

Our Chief Executive Officer's salary and stock option grants follow the policies set forth above. Randy Buchamer succeeded James Hutton as our Chief Executive Officer on August 16, 2001. In deciding on Mr. Buchamer's compensation package, the committee considered compensation practices at companies similar in size and complexity to our company; Mr. Buchamer's base salary is set at $154,261 (CDN$200,000) per year. Upon becoming Chief Executive Officer, Mr. Buchamer received a stock option stock grant to acquire 350,000 shares of our common stock to recognize his new responsibilities and deliver a significant portion of his compensation in a manner that is aligned with shareholder interests. On February 26, 2002, Mr. Buchamer received an additional stock option grant to acquire up to 20,000 shares of our common stock, on September 20, 2002, received an additional stock option stock grant to acquire up to 450,000 shares of our common stock on February 13, 2003, received an additional stock option grant to acquire up to 83,000 shares of our common stock, and on March 18, 2004, receive an additional stock option grant to acquire up to 658,800 shares of our common stock.

THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS

Morgan Sturdy
Don Calder
Robert Neal

EXECUTIVE EMPLOYMENT AGREEMENTS

We have not entered into any employment agreements with our officers and directors and have paid no compensation to them. Our operating subsidiary, Voice Mobility Inc. and Voice Mobility (US) Inc., however, have entered into employment agreements with our named executive officers.

Randy Buchamer, Chief Executive Officer of our company and our subsidiary, entered into an indefinite term employment agreement on August 16, 2001. He receives a salary of $154,261 (CDN$200,000) per year plus a car allowance of $386 (CDN$500) per month. On August 16, 2001, he received a one time grant of 350,000 options exercisable at $1.06 (CDN$1.37) per share. In connection with Mr. Buchamer's service as a director, on June 1, 1999, he received a grant of 50,000 options exercisable at $1.22 (CDN$1.58) per share and on June 14, 2001, he received an additional grant of 50,000 options exercisable at $1.04 (CDN$1.35). On February 26, 2002, he received a grant of 20,000 options exercisable at $0.22 (CDN$0.28) per share, on September 20, 2002, he received an additional grant of 450,000 options exercisable at $0.12 (CDN$0.16) per share, on February 13, 2003, he received an additional grant of 83,000 options exercisable at $0.29 (CDN$0.37) per share, and on March 18, 2004, he received an additional grant of 658,800 options exercisable at $0.66 (CDN$0.85) per share.

Marco Pacelli, Executive Vice President, Sales of our company, entered into an employment agreement on October 1, 2002 for a term of two years expiring on September 30, 2004. He receives a salary of $200,000 per year plus commissions. On September 20, 2002, he received a one time grant of 500,000 options exercisable at $0.12 (CDN$0.16) per share. The options vest as follows: 180,000 vest when we generate cumulative gross revenues of $5 million or 45,000 vest every six months commencing on October 1, 2002, whichever occurs first; 160,000 vest upon Mr. Pacelli securing a binding reseller/OEM agreement with a global reseller or 40,000 vest every six months commencing October 1, 2002, whichever occurs first; and 160,000 vest upon Mr. Pacelli securing a binding international teaming agreement or 40,000 vest every six months commencing October 1, 2002, whichever occurs first. Mr. Pacelli is entitled to terminate the employment agreement upon 90 days advance notice. We are entitled to terminate the agreement at any time for cause and without cause upon 90 days advance notice. If we terminate the agreement without cause, then we must pay Mr. Pacelli six months of his salary. On February 13, 2003, he received an additional grant of 127,000 options exercisable at $0.29 (CDN$0.37) per share and on March 18, 2004, he received an additional grant of 54,000 options exercisable at $0.66 (CDN$0.85) per share.

COMPENSATION COMMITTEE INTERWORKS AND INSIDER PARTICIPATION

During the year ended December 31, 2003, our Compensation Committee was composed of Robert Neal, David Scott, Morgan Sturdy and Don Calder. On March 13, 2003, we appointed Don Calder to the Compensation Committee to fill the vacancy caused by the resignation of Robert Neal. On November 5, 2003, David Scott resigned his position on the board of directors. No member is an employee or officer or former employee of our company. For the year ended December 31, 2003, no member of the Compensation Committee had any direct or indirect material interest in any transaction with our company in which the amount involved exceeded $60,000. During the year ended December 31, 2003, Morgan Sturdy was paid $2,314 [2002 - $3,196; 2001 - $2,556] for directors' fees. During the year ended December 31, 2003, David Scott was paid $2,314 [2002 - $2,556; 2001 - $2,556] for directors' fees. During the year ended December 31, 2003, Don Calder was paid $2,314 [2002 - $2,556; 2001 - $nil] for directors' fees.

STOCK PRICE PERFORMANCE GRAPH

The graph below shows the four and a half-year cumulative total stockholder return assuming the investment of $100 (and the reinvestment of any dividends thereafter) on June 30, 1999, the first trading day of Voice Mobility International, Inc.'s Common Stock, in each of Voice Mobility International, Inc.'s Common Stock, the NASDAQ Telecomm Index, and a peer group(1). Voice Mobility's stock price performance shown in the following graph is not indicative of future stock price performance.

Comparison of 4.5 Years (6/30/99 to 12/31/03) Cumulative Total Return

Among Voice Mobility, The NASDAQ Telecomm Index, and The Peer Group Composite

  The peer group is composed of companies that are members of the NASDAQ Telecomm Index and are companies developing unified communications software which is in a sector related to Voice Mobility's business. The following companies were selected by Voice Mobility and maintained by NASDAQ:

Comverse Technology Inc.
3Com Corp
Glenayre Technologies Inc.

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

Ernst & Young LLP has audited our financial statements since March 10, 2000. At the recommendation of the Audit Committee, the Board has selected Ernst & Young LLP as our independent auditors for the year ending December 31, 2004, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting.

Stockholder ratification of the selection of Ernst & Young LLP as our independent auditors is not required by the Bylaws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interests of our company and its stockholders.

Representatives of Ernst & Young attend all meetings of the Audit Committee. The Audit Committee reviews audit and non-audit services performed by Ernst & Young as well as the fees charged by Ernst & Young for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible effect of the performance of such services on the auditor's independence. Additional information concerning the Audit Committee and its activities with Ernst & Young can be found under "Committees of the Board of Directors" on page 11 of this proxy statement and "Audit Committee Report" on page 11 of this proxy statement.

Our Audit Committee has considered and determined that the services provided by Ernst & Young are compatible with maintaining the principal's accountant's independence.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Fees Paid to Ernst & Young

Ernst & Young provided audit and other services during 2003 and 2002. This included the following fees:

	2003	2002
Audit Fees	$74,000	$61,000
Audit Related Fees	-	-
Tax Fees	4,600	3,500
All Other Fees	-	-
Total Fees	$78,600	$64,500

Audit Fees. This category includes the fees for the audit of our consolidated financial statements and the quarterly reviews of interim financial statements. This category also includes advice on audit and accounting matters that arose during or as a result of the audit or the review of interim financial statements and services in connection with SEC filings.

Audit Related Fees. There were no audited related fees paid to Ernst & Young LLP.

Tax Fees. This category includes the fees for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees. There were no other fees paid to Ernst & Young LLP.

Effective May 6, 2003, the Securities and Exchange Commission adopted rules that require that before Ernst & Young LLP is engaged by our company or its subsidiaries to render any auditing or permitted non-audit related service, the engagement be:

- approved by our audit committee; or

- entered into pursuant to pre-approval policies and procedures established by the audit committee, provided the policies and procedures are detailed as to the particular service, the audit committee is informed of each service, and such policies and procedures do not include delegation of the audit committee's responsibilities to management.

The Audit Committee requires advance approval of all audit, audit-related, tax, and other services performed by the independent auditor. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it. The Audit Committee has delegated to the chair of the Audit Committee authority to approve permitted services provided that the chair reports any decisions to the committee at its next scheduled meeting.

The Audit Committee has considered the nature and amount of the fees billed by Ernst & Young LLP, and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining Ernst & Young LLP's independence.

Vote Required and Board of Directors' Recommendation

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP.

THE BOARD OF DIRECTORS RECOMMENDS THAT
YOU VOTE FOR THE RATIFICATION OF SELECTION OF ERNST & YOUNG
AS INDEPENDENT AUDITORS OF OUR COMPANY.

PROPOSAL 3
APPROVAL OF THE ISSUANCE OF GREATER THAN 25% AND UP TO 100% OF OUR ISSUED AND OUTSTANDING SHARES

The policies of the Toronto Stock Exchange ("TSX") provide that the aggregate number of shares of a listed company which are issued or made subject to issuance by way of one or more private placements during any particular six-month period must not exceed 25% of the number of shares outstanding (on a non-diluted basis) prior to giving effect to such private placements (the "25% Rule") without shareholder approval. The application of the 25% Rule may restrict our ability to raise funds by the private placement of our securities.

The TSX has advised that it will accept advance approval by our shareholders in anticipation of private placements that may exceed the 25% Rule, provided such private placements are completed within 12 months of the date such advance shareholder approval is given. By giving the advance approval, shareholders would only be satisfying the shareholder approval requirement of the TSX. Each private placement would still remain subject to TSX approval.

Any private placement proposed by us will be subject to the following additional restrictions:

(i) the private placement must be substantially with parties at arms-length to our company;

(ii) the private placement cannot materially affect control of our company;

(iii) the private placement must be completed within a 12-month period following the date the advance shareholder approval is given; and

(iv) the private placement must comply with the private placement pricing rules of the TSX, which currently require that the price per security must not be lower than the closing market price of the security on the TSX on the trading day prior to the date notice of the private placement is given to the TSX less the applicable discount. Maximum permissible discounts are as follows:

Market Price	Maximum Discount Therefrom
$0.50 or less	25%
$0.51 to $2.00	20%
Above $2.00	15%

The TSX retains the discretion to decide whether a particular placement is "substantially" at arms length or will materially affect control, in which case specific shareholder approval may be required.

We currently have 38,009,141 shares of Common Stock issued and outstanding and we propose that the maximum number of shares of Common Stock which either would be issued or made subject to issuance under one or more private placements, during any particular six-month period within the 12-month period commencing on June 10, 2004, would not exceed 38,009,141 shares of Common Stock in the aggregate, or 100% of our issued and outstanding shares of Common Stock as of May 3, 2004.

Our directors believe that approving the issuance of greater than 25% and up to 100% of our issued and outstanding shares of Common Stock in one or more private placement transactions is in the best interests of our company and recommend that shareholders vote in favour of this proposal. In the event that the proposal is not passed, the TSX will not approve any private placements which result in the issuance or possible issuance of a number of securities which exceeds the 25% Rule, without specific shareholder approval. Such restriction could impede our timely access to required funds.

In anticipation that we may need to enter into one or more private placements during any particular six-month period within the next 12 months that will exceed the 25% Rule, the Board recommends that you vote FOR approval to issue in one or more private placement transactions greater than 25% and up to 100% of our issued and outstanding shares of Common Stock.

Vote Required and Board of Directors' Recommendation

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve the issuance in one or more private placement transactions of greater than 25% and up to 100% of our issued and outstanding shares of Common Stock.

THE BOARD OF DIRECTORS RECOMMENDS THAT
YOU VOTE FOR THE APPROVAL OF THE ISSUANCE BY OUR COMPANY IN ONE OR MORE PRIVATE PLACEMENT TRANSACTIONS GREATER THAN 25% AND UP TO 100% OF OUR ISSUED AND OUTSTANDING SHARES OF COMMON STOCK.

OTHER MATTERS

STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders. To be eligible for inclusion in our 2005 proxy statement, your proposal must be received by us no later than January 12, 2005 and must otherwise comply with Rule 14a-8 under the Exchange Act. Further, if you would like to nominate a director or bring any other business before the stockholders at the 2005 Annual Meeting, you must comply with the procedures contained in the Bylaws and you must notify us in writing and such notice must be delivered to or received by the Secretary no later than February 12, 2005. While the Board will consider stockholder proposals, we reserve the right to omit from our 2005 proxy statement stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act.

You may write to the Secretary of our Company at our principal executive office, 100 - 4190 Lougheed Hwy, Burnaby, British Columbia, CANADA V5C 6A8, to deliver the notices discussed above and for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

ANNUAL REPORT AND FINANCIAL STATEMENTS

Attention is directed to the financial statements contained in our Annual Report to Shareholders for the year ended December 31, 2003. A copy of the Annual Report to Stockholders has been sent, or is concurrently being sent, to all shareholders of record as of May 3, 2004.

AVAILABILITY OF FORM 10-K

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2003, which has been filed with the Securities and Exchange Commission, including the financial statements, but without exhibits, will be provided without charge to any Stockholder or beneficial owner of our Common Stock upon written request to Harry Chan, Controller, at 100 - 4190 Lougheed Hwy., Burnaby, British Columbia, Canada, V5C 6A8.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

In addition to the matters to be voted upon by the shareholders of the Common Stock, we will receive and consider both the Report of the Board to the Stockholders, and the financial statements of our company for the years ended December 31, 2003, December 31, 2002, and December 31, 2001, together with the auditors report thereon. These matters do not require Stockholder approval, and therefore Stockholders will not be required to vote upon these matters.

The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

Dated: May 13, 2004

BY ORDER OF THE BOARD OF DIRECTORS

By: / s / Donald A Calder
_________________________________
Donald A. Calder, Chairman of the Board

EXHIBIT A

Voice Mobility International, Inc

CORPORATE GOVERNANCE GUIDELINES

The Toronto Stock Exchange issued draft rules and revised corporate governance guidelines (the "TSE Guidelines"). The rules would require the board of a TSE listed company to adopt a written charter for its Audit Committee, a written code of ethics or business conduct and to have at least two unrelated directors. Voice Mobility International, Inc. (the "Corporation") complies with the rules and subscribes to the principles enunciated in the proposed revised TSE Guidelines.

The TSE Guidelines emphasize the importance of board member independence. The Board of Directors of the Corporation is currently composed of seven directors. Five directors are unrelated to and independent of management and free of any interest, business or other relationship, other than arising from their shareholdings, that could interfere with their ability to act with a view to the best interests of the Corporation.

The Board of Directors established a Corporate Governance Committee to help the Corporation set in place corporate governance guidelines, to the extent they are practical for the Corporation. The Corporate Governance Committee has reviewed the TSE Guidelines and the Corporation's own corporate governance practices, with input and guidance from the Board of Directors. The following table sets forth the 15 proposed TSE Guidelines, together with a summary of the position of the Corporation with respect to each guideline:
TSE Corporate Governance Committee Guideline	Does the Corporation Align?	Comments
1. Board should explicitly assume responsibility for stewardship of the corporation, and adopt a formal mandate:	Yes	The mandate provides that the board must choose, coach, assess and compensate the CEO and ensure that the tasks 1(a) to 1(e) are done.
a. Adoption of a strategic planning process	Yes

The Corporation involves Board members in detailed discussions on the Corporation's strategy. Strategy is proposed by management, then debated and approved by the Board.

Implementation of the strategy is the responsibility of management. The Board will provide leadership but does not intend to become involved in day-to-day matters.

Management is to report to the Board on the Corporation's progress in achieving strategic objectives.

30
b. Identification of principal risks, and implementing risk-management systems	Yes	The Board believes that it understands the specific risks of the Corporation's business and reviews these risks at least annually.
The Board reviews and approves the Corporation's annual capital and operating budgets.
Management reports to the Board on a regular basis on the status of key risk areas.
c. Succession planning and monitoring senior management	No	A succession plan is not yet in place for senior management.
	Yes	The Board has established a Compensation Committee, composed of independent directors, that monitors the performance of senior management.
d. Communications policy	Yes	The Corporation has a policy to ensure effective communication with the public and its shareholders as well as to ensure its compliance with regulatory reporting and disclosure obligations.
The Corporation has a policy restricting insider trading. The policy is followed by members of the Board and employees.
31
e. Integrity of internal control and management information systems	Yes

The Board has appointed an Audit Committee composed of independent directors. The Audit Committee has made it clear to the Corporation's auditors that they are hired and remunerated by the Board and that they report to the Board. This Committee reviews compliance of financial reporting with accounting principles and appropriate internal controls. The Audit Committee is satisfied that there are no major deficiencies in controls or information systems, but intends to intensify its reviews in order to further strengthen the systems now in place. The Audit Committee meets annually with its external auditors, and reports to the Board prior to approval of annual financial statements. The Audit Committee reviews quarterly financial statements prior to release.

Due to the nature of its business the Board does not consider it necessary or appropriate to require an environmental review process.
2. Majority of directors should be "unrelated" (independent of management and free from conflicting interest)	Yes	The only related Board members are Randy Buchamer, CEO and Jay Hutton, President. All other Board members are unrelated.
3. Disclosure for each director whether he or she is related, and how that conclusion was reached	Yes

Except for Randy Buchamer, Chief Executive Officer and Jay Hutton, President, none of the remaining directors or their associates have worked for or had material contracts with the Corporation or received remuneration in excess of directors' fees.

Donald Calder - unrelated Wm. E. Krebs - unrelated Robert Neal - unrelated Gary Donahee - unrelated Morgan Sturdy - unrelated
32
4. a. Appoint a committee responsible for nomination and assessment of directors	Yes

The Corporate Governance Committee has the mandate to recommend qualified candidates for the Board, annually review the credentials of nominees for re-election and ensure qualifications are maintained.

b. Composed exclusively of non-management directors, the majority of whom are unrelated.	Yes
5. Implement a process for assessing the effectiveness of the Board, its committees and individual directors	No

The Chairman, supported by the Corporate Governance Committee, is mandated to review the contribution of Board members on an annual basis and to monitor the quality of the relationship between management and the Board in order to recommend ways to improve that relationship. Due to its stage of development and its need to deal with other urgent priorities, the Committee has not yet implemented such a process.

6. Provide orientation and education programs for new directors	No

Due to its stage of development and other urgent priorities the Corporation has not yet developed an orientation and education program, including a director's manual, to help directors to serve effectively.

7. Consider the size of Board, with a view to improving its effectiveness.	Yes

A Board must have enough directors to carry out its duties efficiently, while presenting a diversity of views and independence. The Board has considered whether the current size of the Board permits such diversity and allows sufficient resources to carry out the duties of the Board.

8. Review compensation of directors in light of risks and responsibilities.	Yes	The Compensation Committee, under its mandate, ensures the directors are appropriately compensated.
9. a. Committees should generally be composed of non-management directors.	Yes	All board committees have a majority of unrelated non-management directors. The Audit Committee is composed solely of unrelated non-management directors.
b. Majority of committee members should be unrelated	Yes
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10. Appoint a committee responsible for approach to corporate governance issues	Yes	The Corporate Governance Committee is mandated to recommend to the Board action on Corporate Governance issues. The Committee is responsible to:

Develop an approach to corporate governance issues;

Monitor the application of governance principles and report to the Board on a regular basis;

Ensure that the responsibilities of the Board, Board Committees, the Chairman, the CEO, the President and the other officers are kept clearly defined and separate.

11. a. Define limits to management's responsibilities by developing mandates for:

There is no specific limitation to the power of the Board of Directors. It accepts full responsibility for stewardship of the Corporation, as outlined in Guideline 1 above, and delegates the day-to-day responsibilities to management. Any responsibility not delegated to senior management or a Board committee remains with the full Board. The Board questions and scrutinizes management's operating plans, operational budgets and actual results and major transactions.

i. The Board	Yes

The Board will ensure that there is a business strategy, will hire, coach, assess and compensate the CEO and will regularly review performance against objectives. It will review capital and operating budgets and ensure that there are effective control and information systems. The Board will assess each year its own size and effectiveness.

ii. the Chairman	Yes	The Chairman of the Board will be independent. He is to supervise the recruiting and assessment of board members, and the operation of the Board and its committees.
34
iii. Chief Executive Officer	Yes	The Corporation's strategic plan and objectives constitute a mandate for the CEO. These objectives include the general mandate to maximize shareholder value.
b. Board should approve Chief Executive Officer's corporate objectives	Yes	The Compensation Committee reviews the CEO's objectives annually.
12. Establish procedures to enable the Board to function independently of management	Yes	Facilitated by the Chairman, the Board meets independently of management on a regular basis. Board committees are composed solely of unrelated directors. .
13. Appoint an audit committee composed solely of unrelated directors, all of whom are financially literate	Yes

All members of the audit committee are unrelated. The Chairman of the Committee is financially literate by virtue of his professional accounting designation. The rest of the members, through their extensive experience, are also financially literate.

14. Audit committee must have a specific charter.	Yes

The Audit Committee is mandated to hire, supervise, establish the terms of engagement for and receive reports from the Corporation's independent outside auditors; approve and monitor audit and non-audit engagements of the outside auditors. The Committee meets with the outside auditors independent of management.

15. Implement a system to enable individual directors to engage outside advisors, at corporation's expense	Yes	The Board or individual directors may engage outside advisers at the Corporation's expense, with the prior approval of the Board Chair and prior notice to the CEO.

Proxy

ANNUAL GENERAL MEETING OF MEMBERS OF

VOICE MOBILITY INTERNATIONAL INC. (the "Company")

TO BE HELD AT STANDARD LIFE XCHANGE CONFERENCE CENTER, 2ND FLOOR, 888 DUNSMUIR STREET, VANCOUVER, BC V6C 2T6

ON THURSDAY, JUNE 10, 2004, AT 10:00 AM

The undersigned member ("Registered Shareholder") of the Company hereby appoints, Randy Buchamer, a Director of the Company, or failing this person, James Hutton, a Director of the Company, or in the place of the foregoing, ______________________________ as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting of the Registered Shareholders of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Shareholder as specified herein.

Resolutions (For full detail of each item, please see the enclosed Notice of Meeting and Information Circular)
	For	Against
PROPOSAL 1. ELECTION OF DIRECTORS.
To elect as Director, James J. Hutton
To elect as Director, Randy G. Buchamer
To elect as Director, William E. Krebs
To elect as Director, Morgan Sturdy
To elect as Director, Donald A. Calder
To elect as Director, Robert E. Neal
To elect as Director, Gary Donahee

PROPOSAL 2. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS.

To ratify the selection of Ernst & Young LLP., Chartered Accountants, as independent auditors for the year ending December 31, 2004 and to authorize the Board of Directors to fix the remuneration of the auditors.

PROPOSAL 3. APPROVAL OF THE ISSUANCE OF GREATER THAN 25% AND UP TO 100% OF ISSUED AND OUTSTANDING SHARES OF COMMON STOCK IN ONE OR MORE PRIVATE PLACEMENT TRANSACTIONS.

To approve the issuance by the Company in one or more private placements during any particular six-month period within the 12-month period commencing June 10, 2004 of such number of securities that would result in the Company issuing or making issuable a number of shares of common stock aggregating greater than 25% and up to 100% of the Company's issued and outstanding shares of common stock (on a non-diluted basis) as of the date of the Proxy Statement, subject to regulatory approval.

The undersigned Registered Shareholder hereby revokes any proxy previously given to attend and vote at said Meeting.
SIGN HERE:	___________________________________________________
Please Print Name:	___________________________________________________
Date:	___________________________________________________
Number of Shares Represented by Proxy:	___________________________________________________

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE

INSTRUCTIONS FOR COMPLETION OF PROXY

1. This Proxy is solicited by the Management of the Company.

2. This form of proxy ("Instrument of Proxy") must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3. If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Computershare Trust Company of Canada.

4. A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

5. A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a) appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote in favour of each matter identified on this Instrument of Proxy and for the nominees of management for directors and auditor as identified in this Instrument of Proxy;

OR

(b) appoint another proxyholder, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder's instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the Meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6. The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person. To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, this proxy form must be received at the office of Computershare Trust Company of Canada by mail or by fax no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting. The mailing address is:

Computershare Trust Company of Canada
Proxy Dept. 100 University Avenue 9th Floor
Toronto Ontario M5J 2Y1
Fax: Within North American: 1-866-249-7775 Outside North America: (416) 263-9524